SECURITIES & EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20449

                            FORM 8-K

                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date  of  report (Date of earliest event reported)
October  5, 2006

                   Ryan's Restaurant Group, Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                 Commission File Number 0-10943

South Carolina                                   57-0657895
(State or Other Jurisdiction                (IRS Employer
  of Incorporation)                         Identification No.)

                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                         Greer, SC 29652
      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number (including area code):
(864) 879-1000

                        Not Applicable_________
                 (Former Name or Former Address,
                  if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written  communications pursuant to Rule  425  under  the
Securities Act (17 CFR 230.425)

[   ]   Soliciting  material pursuant to Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01.     Other Events

     On October 5, 2006, Ryan's Restaurant Group, Inc. announced that it had received shareholder approval for its proposed acquisition by Buffets, Inc. Additional information is included in the attached press release, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(c)  Exhibits

Exhibit Number Description of Exhibit

99.1   Press release dated October 5, 2006



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RYAN'S RESTAURANT GROUP, INC.


Date: October 5, 2006           By:
                                Name:  Janet J. Gleitz
                                Title:  Secretary

Exhibits

Exhibit Number Description of Exhibit

99.1   Press release dated October 5, 2006